Convertible Note Receivable	6 Months Ended
Jun. 30, 2019
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Convertible Note Receivable
15.	Convertible Note Receivable

Kutcho

Effective December 14, 2017, in connection with the Kutcho Early Deposit Agreement, the Company advanced to Kutcho $16 million (Cdn$20 million) and received the Kutcho Convertible Note. The Kutcho Convertible Note, which has a seven year term to maturity, carries interest at 10% per annum, compounded and payable semi-annually. Kutcho has the option to defer the first three interest payments until December 31, 2019, at which point one half of the deferred interest is payable in cash and the other half of the deferred interest can, at Kutcho’s option, either (i) be paid in cash; or (ii) be deferred for an additional period not to exceed 4 years. In the event Kutcho elects to make the second deferral, Wheaton can, at its option, convert the remaining deferred interest into common shares of Kutcho.

At any time prior to the maturity date, the Company has the right to convert all or any part of the outstanding amount of the Kutcho Convertible Note into common shares of Kutcho at Cdn$0.8125 per share. Once the Kutcho Convertible Note has been outstanding for 24 months, Kutcho has the right to repay the Kutcho Convertible Note early, subject to the applicable pre-payment cash penalties as follows:

●	25% of the outstanding amount if pre-paid on or after 24 months until 36 months;
●	20% of the outstanding amount if pre-paid on or after 36 months until 60 months; and
●	15% of the outstanding amount if pre-paid on or after 60 months until maturity.

The Kutcho Convertible Note is revalued quarterly by discounting the stream of future interest and principal payments at the rate of interest prevailing at the balance sheet date for instruments of similar term and risk, and adding this value to the value of the convertibility feature which is estimated using a Black-Scholes model based on assumptions including risk free interest rate, expected dividend yield, expected volatility and expected remaining life of the Kutcho Convertible Note.

A continuity schedule of the Kutcho Convertible Note from January 1, 2018 to June 30, 2019 is presented below:

(in thousands)	Convertible Note Receivable

At January 1, 2018	$15,777
Fair value gain (loss) reflected in net earnings	(1,388)
At March 31, 2018	$14,389
Fair value gain (loss) reflected in net earnings	99
At June 30, 2018	$14,488
Fair value gain (loss) reflected in net earnings	(1,589)
At December 31, 2018	$12,899
Fair value gain (loss) reflected in net earnings	871
At March 31, 2019	$13,770
Fair value gain (loss) reflected in net earnings	(1,934)

At June 30, 2019	$11,836